UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2013

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
Growth and Income
Fund, Inc.

SEMIANNUAL REPORT April 30, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks generally rallied throughout the reporting period, with some major market indices setting new records in response to improving economic conditions by the end of the reporting period.As of April 2013, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these long-awaited economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but he sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be sluggish as regional policymakers work to resolve a persistent financial crisis. As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Growth and Income Fund produced a total return of 14.66%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 14.41% for the same period.2

Stocks generally rallied over the reporting period as global and domestic economic concerns eased.The fund produced a higher return than its benchmark, mainly due to the success of our stock selection strategy.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers.We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Improving Economic Conditions Fueled Market Gains

A sustained market rally began near the start of the reporting period when investors responded positively to improved U.S. employment and housing market trends, a new quantitative easing program from the European Central Bank, and expectations that new leadership in China and Japan might lead to stronger global growth. Although investor optimism faltered briefly due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the increases helped alleviate investors’ worries. Continued corporate earnings

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

strength and encouraging economic data helped support stock prices over the first four months of 2013. In this environment, well established, dividend-paying stocks generally outperformed broader market averages amid robust demand from income-oriented investors in a low interest rate environment.

Strong Stock Selections Bolstered Fund Results

The fund’s stock selection strategy proved especially effective in the consumer discretionary sector. Media conglomerate Time Warner benefited from strength in affiliate and advertising fees.Viacom was rewarded for higher ratings for its television programs and expectations of a robust 2013 film release schedule. Investors responded favorably as News Corp. enhanced earnings visibility by splitting the company in two. Delphi Automotive announced better-than-expected earnings stemming from strength in its powertrain and electronics & safety segments, and Johnson Controls raised its earnings guidance as the company increased revenues, cut costs, and gained market share.

In the energy sector, underweighted exposure to integrated oil giant ExxonMobil enabled the fund to cushion the brunt of the stock’s weakness relative to the broader group. In contrast, refiner Valero Energy advanced after reporting solid earnings, increasing its dividend, and instituting a share buyback program. Results in the materials sector were aided by agricultural products maker Monsanto as investors anticipated market share gains in the wake of last summer’s drought. Chemicals producers LyondellBasell Industries and Eastman Chemical benefited from more favorable input costs stemming from lower domestic energy prices. Winners in the pharmaceuticals sector included Vertex Pharmaceuticals, which achieved successful clinical trials of a new treatment for Cystic Fibrosis, and Gilead Sciences, which benefited due to its leadership in the Hepatitis C space, strong HIV franchise sales, and a robust R&D pipeline.

Disappointments during the reporting period came from individual companies rather than market sectors. Telecommunications equipment maker Juniper Networks was hurt by concerns regarding spending trends among major carriers. An ownership interest in struggling VMware weighed on the stock price of data storage specialist EMC. Investors worried about the sustainability of telecommunications service provider Windstream’s high dividend yield. Underweighted exposure to Bank of America prevented the fund from participating more fully in its gains. Cruise line Carnival experienced a well publicized service failure on one of its ships, while organic grocer Whole Foods Market posted a deceleration in same store sales during a relatively harsh winter.

Maintaining a Constructive Investment Posture

The global economy remains in expansion mode, albeit at a below trend pace. US economic growth remains supported by an improving housing market and the accommodative actions of the Fed.We are paying close attention to Washington as government spending continues to decline and the sequester cuts take fuller effect. The economic impact of the cuts will take time to filter into the economy and is not yet fully known, although markets have not dramatically reacted negatively to the impending downsizing.The positive to this event is the reduction in the deficit, which could become stabilized by next year.

Many of the same risks remain potential headwinds as we get further into 2013, such as the weak European economy, other countries struggling to stabilize their banking systems, rising geopolitical tensions including North Korean threat rhetoric, and emerging evidence that Syria had used chemical weapons.While none of these risks appear to pose an imminent threat to markets, they need to be followed carefully. U.S. corporations continue to post remarkable profits, but growth may not be as meaningful going forward. Markets thus far appear to be optimistic, but could regress if that optimism turns.

We have continued to find opportunities among media companies in the consumer discretionary sector, where valuations and growth prospects remain attractive. We have found fewer stocks meeting our criteria in the utilities sector due to stretched valuations and overall remain focused on the strategy’s disciplined research-driven investment approach.

May 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

Expenses paid per $1,000†	$5.27
Ending value (after expenses)	$1,146.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

Expenses paid per $1,000†	$4.96
Ending value (after expenses)	$1,019.89

† Expenses are equal to the fund’s annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—97.2%	Shares		Value ($)
Automobiles & Components—1.3%
Delphi Automotive	78,710		3,637,189
Johnson Controls	129,220		4,523,992
			8,161,181
Banks—3.6%
Comerica	118,000		4,277,500
Fifth Third Bancorp	292,240		4,976,847
U.S. Bancorp	159,340		5,302,835
Wells Fargo & Co.	225,150		8,551,197
			23,108,379
Capital Goods—7.8%
Cummins	80,910		8,608,015
Danaher	81,120		4,943,453
Eaton	176,040		10,810,616
Fluor	69,310		3,949,284
General Electric	485,180		10,814,662
Honeywell International	80,480		5,918,499
Precision Castparts	27,990		5,354,207
			50,398,736
Commercial & Professional Services—.3%
Pitney Bowes	147,186	[a]	2,012,033
Consumer Durables & Apparel—2.6%
Michael Kors Holdings	41,940	[b]	2,388,064
Newell Rubbermaid	146,790		3,866,449
NIKE, Cl. B	52,090		3,312,924
PVH	30,020		3,464,608
Under Armour, Cl. A	60,870	[a,b]	3,474,460
			16,506,505
Consumer Services—2.0%
Carnival	134,740		4,649,877
Las Vegas Sands	68,730		3,866,063
Starbucks	75,160		4,572,734
			13,088,674

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—10.7%
Ameriprise Financial	74,310		5,538,324
Bank of America	429,820		5,291,084
Capital One Financial	67,440		3,896,683
Citigroup	197,530		9,216,750
Discover Financial Services	53,960		2,360,210
Franklin Resources	9,950		1,538,867
Goldman Sachs Group	27,663		4,040,734
IntercontinentalExchange	16,970	[b]	2,764,922
Invesco	49,790		1,580,335
JPMorgan Chase & Co.	302,505		14,825,770
Moody’s	183,430		11,161,715
T. Rowe Price Group	47,560		3,448,100
TD Ameritrade Holding	168,410		3,353,043
			69,016,537
Energy—7.3%
BP, ADR	131,150		5,718,140
Chevron	66,760		8,145,388
EOG Resources	33,110		4,011,608
National Oilwell Varco	42,850		2,794,677
Occidental Petroleum	110,310		9,846,271
Phillips 66	53,740		3,275,453
Schlumberger	121,368		9,033,420
Valero Energy	99,190		3,999,341
			46,824,298
Food & Staples Retailing—2.9%
CVS Caremark	143,530		8,350,575
Wal-Mart Stores	80,810		6,280,553
Whole Foods Market	48,130		4,250,842
			18,881,970
Food, Beverage & Tobacco—7.3%
Coca-Cola Enterprises	223,630		8,191,567
ConAgra Foods	174,010		6,154,734
Kraft Foods Group	113,950		5,867,286
Mondelez International, Cl. A	102,690		3,229,601

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
PepsiCo	174,558		14,395,798
Philip Morris International	95,680		9,146,051
			46,985,037
Health Care Equipment & Services—1.7%
Baxter International	49,990		3,492,801
McKesson	68,990		7,300,522
			10,793,323
Insurance—2.0%
Berkshire Hathaway, Cl. B	46,490	[b]	4,942,817
MetLife	153,040		5,967,030
Travelers	20,660		1,764,571
			12,674,418
Materials—4.5%
Dow Chemical	43,070		1,460,504
Eastman Chemical	43,470		2,897,275
International Paper	113,470		5,330,821
LyondellBasell Industries, Cl. A	53,870		3,269,909
Martin Marietta Materials	78,780	[a]	7,955,992
Monsanto	47,640		5,088,905
Packaging Corporation of America	59,840		2,845,990
			28,849,396
Media—6.2%
News Corp., Cl. A	192,450		5,960,176
Omnicom Group	65,530		3,916,728
Regal Entertainment Group, Cl. A	254,760	[a]	4,570,394
Time Warner	105,149		6,285,807
Viacom, Cl. B	152,620		9,766,154
Walt Disney	144,000		9,048,960
			39,548,219
Pharmaceuticals, Biotech &
Life Sciences—10.4%
Alexion Pharmaceuticals	37,600	[b]	3,684,800
Allergan	30,080		3,415,584
Amgen	42,910		4,471,651

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Biogen Idec	21,460	[b]	4,698,238
Bristol-Myers Squibb	114,020		4,528,874
Celgene	37,170	[b]	4,388,662
Eli Lilly & Co.	54,570		3,022,087
Gilead Sciences	139,480	[b]	7,063,267
Illumina	28,340	[a,b]	1,833,315
Johnson & Johnson	27,348		2,330,870
Merck & Co.	78,000		3,666,000
Onyx Pharmaceuticals	27,470	[b]	2,604,156
Perrigo	15,750		1,880,707
Pfizer	441,320		12,829,172
Sanofi, ADR	78,600	[a]	4,193,310
Vertex Pharmaceuticals	26,920	[b]	2,067,994
			66,678,687
Retailing—3.8%
Amazon.com	18,740	[b]	4,756,399
Dollar General	39,030	[b]	2,033,073
Home Depot	109,660		8,043,561
Macy’s	37,610		1,677,406
Nordstrom	36,670		2,075,155
priceline.com	4,310	[b]	2,999,717
Urban Outfitters	72,020	[b]	2,984,509
			24,569,820
Semiconductors & Semiconductor
Equipment—4.5%
Analog Devices	93,380		4,107,786
Applied Materials	175,990		2,553,615
Avago Technologies	41,900		1,339,124
Broadcom, Cl. A	97,410		3,506,760
Texas Instruments	378,740		13,714,175
Xilinx	92,100		3,491,511
			28,712,971
Software & Services—10.2%
Accenture, Cl. A	32,870		2,676,933
Adobe Systems	48,370	[b]	2,180,520

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Citrix Systems	34,940	[b]	2,172,220
Facebook, Cl. A	105,160		2,919,242
Google, Cl. A	13,870	[b]	11,436,786
International Business Machines	60,360		12,225,314
Intuit	53,540		3,193,126
LinkedIn, Cl. A	18,800	[b]	3,611,292
MasterCard, Cl. A	10,750		5,943,998
Oracle	412,590		13,524,700
Paychex	72,770	[a]	2,649,556
salesforce.com	77,840	[b]	3,200,002
			65,733,689
Technology Hardware & Equipment—4.3%
Cisco Systems	395,820		8,280,554
EMC	234,470	[b]	5,259,162
Juniper Networks	210,430	[b]	3,482,617
QUALCOMM	169,490		10,443,974
			27,466,307
Telecommunication Services—1.0%
Vodafone Group, ADR	51,690		1,581,197
Windstream	564,589	[a]	4,810,298
			6,391,495
Transportation—2.0%
Delta Air Lines	123,140	[b]	2,110,620
FedEx	39,610		3,723,736
Union Pacific	45,660		6,755,854
			12,590,210
Utilities—.8%
NRG Energy	177,220		4,939,121
Total Common Stocks
(cost $522,190,090)			623,931,006

Preferred Stocks—.3%
Automobiles & Components
General Motors,
Ser. B, Conv., Cum. $2.38
(cost $1,733,434)	39,840	[a]	1,851,763

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,442,769)	10,442,769 [c]	10,442,769

Investment of Cash Collateral
for Securities Loaned—4.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $25,534,720)	25,534,720 [c]	25,534,720

Total Investments (cost $559,901,013)	103.1%	661,760,258
Liabilities, Less Cash and Receivables	(3.1%)	(19,890,462)
Net Assets	100.0%	641,869,796

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $27,075,977 and the value of the collateral held by the fund was $27,843,958, consisting of cash collateral of $25,534,720 and
U.S. Government & Agency securities valued at $2,309,238.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	10.7	Retailing	3.8
Pharmaceuticals,		Banks	3.6
Biotech & Life Sciences	10.4	Food & Staples Retailing	2.9
Software & Services	10.2	Consumer Durables & Apparel	2.6
Capital Goods	7.8	Consumer Services	2.0
Energy	7.3	Insurance	2.0
Food, Beverage & Tobacco	7.3	Transportation	2.0
Media	6.2	Health Care Equipment & Services	1.7
Money Market Investments	5.6	Automobiles & Components	1.6
Materials	4.5	Telecommunication Services	1.0
Semiconductors &		Utilities	.8
Semiconductor Equipment	4.5	Commercial & Professional Services	.3
Technology Hardware & Equipment	4.3		103.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,075,977)—Note 1(b):
Unaffiliated issuers	523,923,524	625,782,769
Affiliated issuers	35,977,489	35,977,489
Cash		997,794
Receivable for investment securities sold		6,534,619
Receivable for shares of Common Stock subscribed		1,112,320
Dividends and securities lending income receivable		311,105
Prepaid expenses		48,249
		670,764,345
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		516,145
Liability for securities on loan—Note 1(b)		25,534,720
Payable for investment securities purchased		2,497,638
Payable for shares of Common Stock redeemed		248,933
Accrued expenses		97,113
		28,894,549
Net Assets ($)		641,869,796
Composition of Net Assets ($):
Paid-in capital		533,492,070
Accumulated undistributed investment income—net		127,446
Accumulated net realized gain (loss) on investments		6,391,035
Accumulated net unrealized appreciation
(depreciation) on investments		101,859,245
Net Assets ($)		641,869,796
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		36,712,213
Net Asset Value, offering and redemption price per share ($)		17.48

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $35,385 foreign taxes withheld at source):
Unaffiliated issuers	6,394,041
Affiliated issuers	4,296
Income from securities lending—Note 1(b)	103,502
Total Income	6,501,839
Expenses:
Management fee—Note 3(a)	2,120,189
Shareholder servicing costs—Note 3(b)	511,952
Prospectus and shareholders’ reports	52,515
Professional fees	44,770
Directors’ fees and expenses—Note 3(c)	29,491
Custodian fees—Note 3(b)	21,748
Registration fees	15,214
Loan commitment fees—Note 2	2,000
Miscellaneous	13,353
Total Expenses	2,811,232
Less—reduction in fees due to earnings credits—Note 3(b)	(1,478)
Net Expenses	2,809,754
Investment Income—Net	3,692,085
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	26,800,838
Net unrealized appreciation (depreciation) on investments	46,783,279
Net Realized and Unrealized Gain (Loss) on Investments	73,584,117
Net Increase in Net Assets Resulting from Operations	77,276,202

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Operations ($):
Investment income—net	3,692,085	5,578,926
Net realized gain (loss) on investments	26,800,838	41,162,532
Net unrealized appreciation
(depreciation) on investments	46,783,279	16,578,502
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,276,202	63,319,960
Dividends to Shareholders from ($):
Investment income—net	(3,788,092)	(5,617,459)
Capital Stock Transactions ($):
Net proceeds from shares sold	72,925,312	9,359,163
Dividends reinvested	3,578,463	5,299,224
Cost of shares redeemed	(30,748,180)	(51,972,437)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	45,755,595	(37,314,050)
Total Increase (Decrease) in Net Assets	119,243,705	20,388,451
Net Assets ($):
Beginning of Period	522,626,091	502,237,640
End of Period	641,869,796	522,626,091
Undistributed investment income—net	127,446	223,453
Capital Share Transactions (Shares):
Shares sold	4,307,831	638,239
Shares issued for dividends reinvested	221,544	364,136
Shares redeemed	(1,869,556)	(3,557,205)
Net Increase (Decrease) in Shares Outstanding	2,659,819	(2,554,830)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	15.35		13.72	13.19	11.25	10.15	17.91
Investment Operations:
Investment income—net[a]	.11		.16	.16	.11	.12	.05
Net realized and unrealized
gain (loss) on investments	2.13		1.63	.53	1.93	1.11	(6.59)
Total from Investment Operations	2.24		1.79	.69	2.04	1.23	(6.54)
Distributions:
Dividends from
investment income—net	(.11)		(.16)	(.16)	(.10)	(.13)	(.04)
Dividends from net realized
gain on investments	—		—	—	—	—	(1.18)
Total Distributions	(.11)		(.16)	(.16)	(.10)	(.13)	(1.22)
Net asset value, end of period	17.48		15.35	13.72	13.19	11.25	10.15
Total Return (%)	14.66	[b]	13.11	5.23	18.24	12.42	(38.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	[c]	1.05	1.03	1.05	1.11	.99
Ratio of net expenses
to average net assets	.99	[c]	1.05	1.03	1.05	1.05	.99
Ratio of net investment income
to average net assets	1.31	[c]	1.08	1.14	.87	1.25	.38
Portfolio Turnover Rate	25.34	[b]	51.17	88.42	86.92	114.75	131.72
Net Assets, end of period
($ x 1,000)	641,870		522,626	502,238	536,094	472,865	458,904

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national secu-

rities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	608,711,171	—	—	608,711,171
Equity Securities—
Foreign
Common Stocks†	15,219,835	—	—	15,219,835
Mutual Funds	35,977,489	—	—	35,977,489
Preferred Stocks†	1,851,763	—	—	1,851,763

† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013, The Bank of NewYork Mellon earned $44,358 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2012	($)	Purchases ($)	Sales ($)	4/30/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	6,741,711		57,172,778	53,471,720	10,442,769		1.6
Dreyfus
Institutional
Cash
Advantage
Fund	22,118,917		67,163,365	63,747,562	25,534,720		4.0
Total	28,860,628		124,336,143	117,219,282	35,977,489		5.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $19,590,350 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $5,617,459. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2013, the fund was charged $323,700 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $117,514 for transfer agency services and $8,577 for cash management services. Cash management fees were partially offset by earnings credits of $1,462.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $21,748 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $5,121 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $16.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $385,992, Shareholder Services Plan fees $52,000, custodian fees $14,000, Chief Compliance Officer fees $3,054 and transfer agency fees $61,099.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $178,536,173 and $142,284,109, respectively.

At April 30, 2013, accumulated net unrealized appreciation on investments was $101,859,245, consisting of $110,955,693 gross unrealized appreciation and $9,096,448 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
 E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)